UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

YogaWorks, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38151	47-1219105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5780 Uplander Way

Culver City, CA 90230

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 664-6470

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.(1)

(1)

On July 25, 2019, YogaWorks, Inc. (the “Company”) filed a Form 25, Notification of Removal From Listing and/or Registration Under Section 12(b) of the Securities and Exchange Act of 1934, with the Securities and Exchange Commission to delist the Company’s common stock, par value $0.001 per share (“Common Stock”), from The NASDAQ Stock Market (“NASDAQ”).  On August 5, 2019, the Company filed a Form 15 with the Securities and Exchange Commission to deregister the Common Stock under Section 12(g) of the Securities Exchange Act of 1934.  The Company intends to continue to use efforts to suspend and cease its reporting obligations under the Securities Exchange Act of 1934 as soon as reasonably practicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective October 31, 2019, Ms. Rosanna McCollough (“McCollough”), who was previously chief executive officer and president of YogaWorks, Inc. (the “Company”), departed from the Company.

In connection with McCollough’s departure from the Company, McCullough and the Company entered into that certain Separation Agreement and Release, dated October 31, 2019 (the “Separation Agreement”).  Under the Separation Agreement, the Company agrees to provide McCollough with the severance payments and benefits described in Section 4(b) of her certain Employment Agreement that was filed by the Company as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 (File No. 333-218950) on June 23, 2017 (“Employment Agreement”), as well as all other payments or benefits described in Section 3(c) of the Employment Agreement, subject to and in accordance with the terms thereof.  The Company also agreed (i) to fully vest any equity awards previously granted to Ms. McCullough that remain outstanding, unexercised (if applicable) and in effect (the “McCullough Equity Awards”), to the extent unvested, (ii) that all stock options previously granted to McCollough that remain outstanding, unexercised and in effect remain outstanding and exercisable until the earlier of (x) the original full term of such options (disregarding any continued employment requirement) and (y) any breach by McCollough of her continuing obligations under the Employment Agreement, and (iii) that McCollough shall have the right to satisfy exercise price and tax withholding obligations arising in connection with the vesting or exercise of any McCullough Equity Award by delivering to the Company a number of shares underlying such awards (or other shares of Company stock held by McCullough) sufficient to satisfy such obligations.  The Company further agreed that the McCollough will receive the full amount of her target bonus for 2019 of $100,000, to be paid no later than March 1, 2020.  The Separation Agreement also includes a general release of claims by McCollough in favor of the Company.

The information set forth above regarding the Separation Agreement is a summary, and is qualified in its entirety by reference to the actual terms of the Separation Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and Release, dated October 31, 2019, by and between YogaWorks, Inc. and Rosanna McCollough

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YogaWorks, Inc.

Date: November 4, 2019	By:	/s/ Brian T. Cooper
Brian T. Cooper
Chief Executive Officer